                                                                    EXHIBIT 10.3

                                AMENDMENT NO. 2

           AMENDMENT No. 2, dated as of August 8, 2001 ("Amendment"), to the Credit Agreement dated as of May 11, 1999 (as amended and restated as of April 27, 2001, the "Credit Agreement"), by and among TRIAD HOSPITALS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto, MERRILL LYNCH & CO., as Syndication Agent (the "Syndication Agent"), BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"), MERRILL LYNCH & CO. and BANC OF AMERICA SECURITIES LLC, as Co-Lead Arrangers and Co-Book-Runners, and THE CHASE MANHATTAN BANK and CITICORP USA, INC., as Co-Documentation Agents (together with the Syndication and Administrative Agents, the "Agents"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

           WHEREAS, the Borrower acquired Quorum Health Group ("Quorum") on April 27, 2001 (the "Acquisition");

           WHEREAS, Quorum was subject to a government settlement related to various allegations relating to Medicare cost reports (the "Government Settlement");

           WHEREAS, the total amount incurred by Quorum in connection with the Government Settlement for the four quarters ended June 30, 2001 was approximately $115.3 million;

           WHEREAS, the Borrower made certain one-time Acquisition-related accounting adjustments in an aggregate amount of $31.3 million in order to agree Quorum's accounting policies with its own;

           WHEREAS, the Borrower requests additional time to complete certain post-closing obligations pursuant to Section 8.15 of the Credit Agreement (the "Post-Closing Obligations");

           WHEREAS, the consent of the Required Lenders is necessary to effect this Amendment;

           NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION ONE - AMENDMENT TO CREDIT AGREEMENT.
                  -----------   -----------------------------

          (a) Section 8.15 of the Credit Agreement is hereby amended to provide the Borrower with an additional 90 days from the date hereof to execute and deliver the items required to be delivered to the Administrative Agent pursuant to subsections 8.15(c),
(d), (f), (g), (h), (i), (j), (o) and (p) of the Credit Agreement.

          (b) The definition of "Consolidated EBITDA" is hereby amended by deleting the period at the end of the definition and adding the following clause:

          "; provided, however, that the Company shall be permitted to include
             --------  -------
in its calculation hereof, with respect to the applicable periods in which such charges were made or incurred, an aggregate amount not to exceed $146.6 million (comprised of $115.3 million related to Quorum's government settlement in connection with allegations relating to Medicare cost reports and $31.3 million related to one-time Acquisition-related accounting adjustments made to agree Quorum's accounting policies with those of the Company)."

                          SECTION TWO - EFFECTIVENESS.
                          -----------   -------------

          The effective date of this Amendment shall be April 27, 2001. This Amendment shall become effective only upon satisfaction of the following conditions precedent:

          (a) The Administrative Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, each of the Guarantors and the Required Lenders.

          (b) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to each of the Required Lenders and their counsel.

          (c) All attorneys' fees and expenses incurred in connection with this transaction have been paid in full in cash.

                 SECTION THREE - REPRESENTATIONS AND WARRANTIES
                 -------------   ------------------------------

          In order to induce the Lenders to enter into this Amendment, the Borrower and each Guarantor represent and warrant to the Administrative Agent and each of the Lenders that after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing; and (ii) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment, are true, correct and accurate in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement. The Borrower and each Guarantor further represent and warrant (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and each Lender that:

          (a) The Borrower and each Guarantor have the corporate power and authority to execute, deliver and perform this Amendment and have taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment; and

          (b) This Amendment has been duly executed and delivered on behalf of the Borrower and each Guarantor by a duly authorized officer or attorney-in-fact of the Borrower and each Guarantor, respectively.

                         SECTION FOUR - MISCELLANEOUS.
                         ------------   -------------

          (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          (b) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          (c) THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (d) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement or any other Credit Document. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, and the other Credit Documents shall remain in full force and effect.

                            [Signature Pages Follow]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              TRIAD HOSPITALS, INC.,
                              as Borrower

                              By:   /s/ Donald P. Fay
                                  ------------------------------------------
                                  Name:   Donald P. Fay
                                  Title:  Executive Vice President,
                                          Secretary and General Counsel



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

ACKNOWLEDGED AND ACCEPTED BY:
----------------------------

GUARANTOR:                      ARIZONA ASC MANAGEMENT, INC.
                                CRESTWOOD HOSPITAL & NURSING HOME, INC.
                                CRESTWOOD HOSPITAL HOLDINGS, INC.
                                DAY SURGERY, INC.
                                MEDICAL HOLDINGS, INC.
                                MEDICAL MANAGEMENT, INC.
                                PACIFIC GROUP ASC DIVISION, INC.
                                SOUTH ALABAMA MANAGED CARE CONTRACTING, INC.
                                SOUTH ALABAMA MEDICAL MANAGEMENT SERVICES, INC.
                                SOUTH ALABAMA PHYSICIAN SERVICES, INC.
                                SPROCKET MEDICAL MANAGEMENT, INC.
                                SURGICARE OF INDEPENDENCE, INC.
                                SURGICARE OF SAN LEANDRO, INC.
                                SURGICARE OF VICTORIA, INC.
                                SURGICARE OUTPATIENT CENTER OF LAKE CHARLES,
                                 INC.
                                SURGICENTER OF JOHNSON COUNTY, INC.
                                SURGICENTERS OF AMERICA, INC.
                                TRIAD EL DORADO, INC.
                                TRIAD HOLDINGS III, INC.
                                TRIAD OF ARIZONA (L.P.), INC.
                                TRIAD OF PHOENIX, INC.
                                TRIAD RC, INC.
                                TRIAD-ARIZONA I, INC.
                                TRIAD-SOUTH TULSA HOSPITAL COMPANY, INC.

                                By:   /s/ Donald P. Fay
                                   -----------------------------------------
                                    Name:  Donald P. Fay
                                    Title: Executive Vice President and
                                           Secretary


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

ACKNOWLEDGED AND ACCEPTED BY:
----------------------------

GUARANTOR:                      CAROLINAS MEDICAL ALLIANCE, INC.
                                FRANKFORT HEALTH PARTNER, INC.
                                GADSDEN REGIONAL PRIMARY CARE, INC.
                                NC-CSH, INC.
                                NC-DSH, INC.
                                NC-SCHI, INC.
                                QHG GEORGIA HOLDINGS, INC.
                                QHG OF ALABAMA, INC.
                                QHG OF BARBERTON, INC.
                                QHG OF BATON ROUGE, INC.
                                QHG OF BLUFFTON, INC.
                                QHG OF CLINTON COUNTY, INC.
                                QHG OF ENTERPRISE, INC.
                                QHG OF FORREST COUNTY, INC.
                                QHG OF FORT WAYNE, INC.
                                QHG OF GADSDEN, INC.
                                QHG OF HATTIESBURG, INC.
                                QHG OF INDIANA, INC.
                                QHG OF JACKSONVILLE, INC.
                                QHG OF LAKE CITY, INC.
                                QHG OF MASSILLON, INC.
                                QHG OF OHIO, INC.
                                QHG OF SOUTH CAROLINA, INC.
                                QHG OF SPARTANBURG, INC.
                                QHG OF SRINGDALE, INC.
                                QHG OF TEXAS, INC.
                                QHG OF WARSAW, INC.
                                QUORUM HEALTH GROUP OF VICKSBURG, INC.
                                SOFTWARE SALES CORP.
                                ST. JOSEPH MEDICAL GROUP, INC.
                                WESLEY HEALTHTRUST, INC.

                                By:   /s/ Donald P. Fay
                                   ---------------------------------------------
                                   Name:  Donald P. Fay
                                   Title: Executive Vice President and Secretary


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:                      ALICE HOSPITAL, LLC
                                ALICE SURGEONS, LLC


                                By:  APS Medical, LLC, its Sole Member

                                By:   /s/ Donald P. Fay
                                   -------------------------------------------
                                   Name:  Donald P. Fay
                                   Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:            E.D. CLINICS, LLC
                      DORADO MEDICAL CENTER, LLC


                      By:  Arizona Medco, LLC, its Sole Member


                      By:   /s/ Donald P. Fay
                            -------------------------------------
                      Name:  Donald P. Fay
                      Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:            BEAUMONT REGIONAL, LLC
                      HOSPITAL OF BEAUMONT, LLC

                      By:  Beauco, LLC, its Sole Member

                      By:   /s/ Donald P. Fay
                            -------------------------------------
                      Name:  Donald P. Fay
                      Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:            BRAZOS VALLEY SURGICAL CENTER, LLC
                      BVSC, LLC

                      By:  Brazos Medco, LLC, its Sole Member

                      By:   /s/ Donald P. Fay
                            -------------------------------------
                      Name:  Donald P. Fay
                      Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:            COLLEGE STATION MEDICAL CENTER, LLC
                      CSMC, LLC

                      By:  College Station Merger, LLC, its Sole Member

                      By:   /s/ Donald P. Fay
                            --------------------------------------
                      Name:  Donald P. Fay
                      Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:            CORONADO HOSPITAL, LLC
                      PAMPA MEDICAL CENTER, LLC

                      By:  Coronado Medical, LLC, its Sole Member

                      By:   /s/ Donald P. Fay
                            -------------------------------------
                      Name:  Donald P. Fay
                      Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:            TRIAD DEQUEEN REGIONAL MEDICAL CENTER, LLC

                      By:  Dequeen Regional I, LLC, its Sole Member

                      By:   /s/ Donald P. Fay
                            -------------------------------------
                      Name:  Donald P. Fay
                      Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:            HOBBS PHYSICIAN PRACTICE, LLC
                      LEA REGIONAL HOSPITAL, LLC

                      By: Hobbs Medco, LLC, its Sole Member

                      By:   /s/ Donald P. Fay
                            -------------------------------------
                      Name:  Donald P. Fay
                      Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:           LRH, LLC
                     REGIONAL HOSPITAL OF LONGVIEW, LLC

                     By:  Longview Merger, LLC, its Sole Member

                     By:   /s/ Donald P. Fay
                           --------------------------------------
                     Name:  Donald P. Fay
                     Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:           DOCTORS MEDICAL CENTER, LLC
                     DOCTORS OF LAREDO, LLC

                     By:  Mid-Plains, LLC, its Sole Member

                     By:   /s/ Donald P. Fay
                           -------------------------------------
                     Name:  Donald P. Fay
                     Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:           WILLAMETTE VALLEY CLINICS, LLC
                     WILLAMETTE VALLEY MEDICAL CENTER, LLC

                     By:  Oregon Healthcorp, LLC, its Sole Member

                     By:   /s/ Donald P. Fay
                           -------------------------------------
                     Name:  Donald P. Fay
                     Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:           BLUFFTON HEALTH SYSTEM LLC

                     By:   QHG of Bluffton, Inc., its Member

                     By:   /s/ Donald P. Fay
                           ---------------------------------------
                     Name:  Donald P. Fay
                     Title: Executive Vice President and Secretary



                     By:   Frankfort Health Partner, Inc., its Member

                     By:   /s/ Donald P. Fay
                           ---------------------------------------
                     Name:  Donald P. Fay
                     Title: Executive Vice President and Secretary



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          ST. JOSEPH HEALTH SYSTEM LLC

                    By:   QHG of Fort Wayne, Inc., its Member

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary



                    By:   Frankfort Health Partner, Inc., its Member

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:              WESLEY HEALTH SYSTEM LLC

                        By:   QHG of Hattiesburg, Inc., its Member

                        By:   /s/ Donald P. Fay
                            -----------------------------------------
                        Name:  Donald P. Fay
                        Title: Executive Vice President and Secretary



                        By:   QHG of Forrest County, Inc., its Member

                        By:   /s/ Donald P. Fay
                            -----------------------------------------
                        Name:  Donald P. Fay
                        Title: Executive Vice President and Secretary


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:              WARSAW HEALTH SYSTEM LLC

                        By:   QHG Warsaw, Inc., its Member

                        By:   /s/ Donald P. Fay
                            -----------------------------------------
                        Name:  Donald P. Fay
                        Title: Executive Vice President and Secretary


                        By:   Frankfort Health Partner, Inc., its Member

                        By:   /s/ Donald P. Fay
                          -------------------------------------------
                        Name:  Donald P. Fay
                        Title: Executive Vice President and Secretary


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:              SACMC, LLC
                        SAN ANGELO COMMUNITY MEDICAL CENTER, LLC

                        By:   San Angelo Medical, LLC, its Sole Member

                        By:   /s/ Donald P. Fay
                           --------------------------------------------
                        Name:  Donald P. Fay
                        Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:              SAN LEANDRO MEDICAL CENTER, LLC
                        SLH, LLC

                        By:   San Leandro Medical, LLC, its Sole Member

                        By:   /s/ Donald P. Fay
                           --------------------------------------------
                        Name:  Donald P. Fay
                        Title: Executive Vice President and Manager



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          PALM DRIVE MEDICAL CENTER, LLC
                    PDMC, LLC

                    By:   Sebastopol, LLC, its Sole Member

                    By:   /s/ Donald P. Fay
                       ----------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          SDH, LLC

                    By:   Silsbee Texas, LLC, its Sole Member

                    By:   /s/ Donald P. Fay
                        ---------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          BROWNWOOD MEDICAL CENTER, LLC
                    MEDICAL CENTER OF BROWNWOOD, LLC

                    By:   Southern Texas Medical Center, its Sole Member

                    By:   /s/ Donald P. Fay
                          --------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          PACIFIC PHYSICIANS SERVICE, LLC

                    By:   Sprocket Medical Management, Inc., its Sole Member

                    By:   /s/ Donald P. Fay
                        -----------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          CLAREMORE PHYSICIANS, LLC
                    CLAREMORE REGIONAL HOSPITAL, LLC
                    CLINICO, LLC
                    HDP DEQUEEN, LLC
                    IRHC, LLC (F/K/A INDEPENDENCE REGIONAL
                     HEALTH CENTER, LLC)
                    KENSINGCARE, LLC
                    MEDICAL PARK HOSPITAL, LLC
                    MEDICAL PARK MSO, LLC
                    PHYS-MED, LLC
                    PRIMARY MEDICAL, LLC
                    SOUTH ARKANSAS CLINIC, LLC
                    TRIAD CSGP, LLC
                    TROSCO, LLC
                    TRUFOR PHARMACY, LLC
                    WAGONER COMMUNITY HOSPITAL, LLC
                    WOMEN & CHILDREN'S HOSPITAL, LLC

                    By:   Triad Holdings II, LLC, its Sole Member

                    By:   /s/ Donald P. Fay
                          --------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          AMARILLO SURGICARE I, LLC
                    ARIZONA DH, LLC
                    CSDS, LLC
                    GRB REAL ESTATE, LLC
                    GREENBRIER VMC, LLC
                    HIH, LLC
                    LS PSYCHIATRIC, LLC
                    MISSOURI HEALTHSERV, LLC
                    SURGICARE OF SOUTHEAST TEXAS I, LLC
                    TRIAD-DENTON HOSPITAL GP, LLC
                    VFARC, LLC
                    VHC HOLDINGS, LLC
                    VHC MEDICAL, LLC
                    VMF MEDICAL, LLC
                    WEST VIRGINIA MS, LLC
                    WHMC, LLC
                    WM MEDICAL, LLC
                    WOODLAND HEIGHTS MEDICAL CENTER, LLC

                    By:   Triad Holdings III, Inc., its Sole Member

                    By:   /s/ Donald P. Fay
                          ---------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          APS MEDICAL, LLC
                    ARIZONA MEDCO,LLC
                    BEAUCO, LLC
                    BRAZOS MEDCO, LLC
                    CARLSBAD MEDICAL CENTER,LLC
                    COLLEGE STATION MERGER, LLC
                    CORONADO MEDICAL, LLC
                    DALLAS PHY SERVICE, LLC
                    DFW PHYSERV, LLC
                    DOUGLAS MEDICAL CENTER, LLC
                    EYE INSTITUTE OF SOUTHERN ARIZONA, LLC
                    GH TEXAS, LLC
                    GHC HOSPITAL, LLC
                    GHC HUNTINGTON BEACH, LLC
                    HDP WOODLAND PROPERTY, LLC
                    HDPWH, LLC
                    HEALDSBURG OF CALIFORNIA, LLC
                    HOBBS MEDCO, LLC
                    HUNTINGTON BEACH AMDECO, LLC
                    LAS CRUCES MEDICAL CENTER, LLC
                    LONGVIEW MERGER, LLC
                    MEMORIAL HOSPITAL, LLC
                    MID-PLAINS, LLC
                    MISSION BAY MEMORIAL HOSPITAL, LLC
                    NORTHWEST HOSPITAL, LLC
                    NORTHWEST RANCHO VISTOSO IMAGING
                     SERVICES, LLC
                    OPRMC, LLC (F/K/A OVERLAND PARK REGIONAL MEDICAL CENTER,
                     LLC)
                    OREGON HEALTHCORP, LLC
                    PACIFIC WEST DIVISION OFFICE, LLC
                    PANHANDLE MEDICAL CENTER, LLC
                    PANHANDLE PROPERTY, LLC
                    PANHANDLE, LLC
                    PECOS VALLEY OF NEW MEXICO, LLC
                    PHOENIX AMDECO, LLC


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                    PHOENIX SURGICAL, LLC
                    PSYCHIATRIC SERVICES OF PARADISE VALLEY, LLC
                    By:   Triad Hospitals Holdings, Inc., its Sole Member

                    By:   /s/ Donald P. Fay
                          ---------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          SAN ANGELO MEDICAL, LLC
                    SAN LEANDRO, LLC
                    SEBASTOPOL, LLC
                    SILSBEE, TEXAS, LLC
                    SOUTHERN TEXAS MEDICAL CENTER, LLC
                    TRIAD CSLP, LLC
                    TRIAD HOLDINGS II, LLC
                    TRIAD TEXAS, LLC
                    TRIAD-MEDICAL CENTER AT TERRELL
                     SUBSIDIARY, LLC
                    TRIAD-NAVARRO REGIONAL HOSPITAL
                     SUBSIDIARY, LLC
                    WEST ANAHEIM, LLC
                    WHARTON MEDCO, LLC

                    By:   Triad Hospitals Holdings, Inc., its Sole Member

                    By:   /s/ Donald P. Fay
                          -----------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          MEDICAL CENTER AT TERRELL, LLC
                    TERRELL MEDICAL CENTER, LLC

                    By:   Triad-Medical Center at Terrell Subsidiary, LLC,
                            its Sole Member

                    By:   /s/ Donald P. Fay
                          --------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          NAVARRO REGIONAL, LLC
                    NRH, LLC

                    By:   Triad-Navarro Regional Hospital Subsidiary, LLC,
                            its Sole Member

                    By:   /s/ Donald P. Fay
                          -------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          SOUTHCREST, L.L.C.

                    By:   Triad-South Tulsa Hospital Company, Inc.,
                            its Sole Member

                    By:   /s/ Donald P. Fay
                          ----------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          DETAR HOSPITAL, LLC
                    VICTORIA HOSPITAL, LLC

                    By:   VHC Medical, LLC, its Sole Member

                    By:   /s/ Donald P. Fay
                         --------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          WAMC, LLC
                    WEST ANAHEIM MEDICAL CENTER, LLC

                    By:   West Anaheim, LLC, its Sole Member

                    By:   /s/ Donald P. Fay
                          --------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          GCMC, LLC
                    GULF COAST MEDICAL CENTER, LLC

                    By:   Wharton Medco, LLC, its Sole Member

                    By:   /s/ Donald P. Fay
                          -------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          LAKE AREA PHYSICIAN SERVICES, LLC

                    By:   Women & Children Hospital, LLC, its Sole Member

                    By:   /s/ Donald P. Fay
                          --------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          AMERICAN HEALTH FACILITIES DEVELOPMENT, LLC
                    QHR INTERNATIONAL, LLC
                    THE INTENSIVE RESOURCE GROUP, LLC

                    By:   Quorum Health Resources, LLC, its Sole Member

                    By:   /s/ Donald P. Fay
                          --------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          CLINTON COUNTY HEALTH SYSTEM, LLC

                    By:   QHG of Clinton County, Inc., its Member

                    By:   /s/ Donald P. Fay
                          ---------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary


                    By:   Frankfort Health Partner, Inc., its Member

                    By:   /s/ Donald P. Fay
                          ---------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          DEQUEEN REGIONAL I, LLC
                    NORTH ANAHEIM SURGICARE, LLC

                    By:   Triad Holdings III, Inc., its Sole Member

                    By:   /s/ Donald P. Fay
                          -----------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          HATTIESBURG AMBULATORY SURGERY CENTER, LLC

                    By:   Wesley Health System LLC, its Member

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager

                    By:   QHG of Forrest County, Inc., its Member

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          MEDICAL CENTER OF SHERMAN, LLC
                    SHERMAN MEDICAL CENTER, LLC

                    By:   Triad Medical Center of Sherman, LLC, its Sole Member

                    By:   /s/ Donald P. Fay
                          -------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          PROCURE SOLUTIONS, LLC

                    By:   Quorum Health Group, Inc., its Sole Member

                    By:   /s/ Donald P. Fay
                          ------------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary



                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          QUORUM HEALTH RESOURCES, LLC

                    By:   Quorum Health Group, Inc., its Sole Member

                    By:   /s/ Donald P. Fay
                          ----------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          SILSBEE MEDICAL CENTER, LLC

                    By:   Silsbee Texas, LLC, its Sole Member

                    By:   /s/ Donald P. Fay
                          ------------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Manager

GUARANTOR:          SURGICAL CENTER OF AMARILLO, LLC
                    TRIAD-NAVARRO REGIONAL HOSPITAL

                    SUBSIDIARY, LLC

                    By:   Triad Hospital Holdings, Inc., its Sole Member

                    By:   /s/ Donald P. Fay
                          ---------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          REHAB HOSPITAL OF FORT WAYNE
                        GENERAL PARTNERSHIP

                    By:   QHG of Fort Wayne, Inc., its General Partner

                    By:   /s/ Donald P. Fay
                          ------------------------------------------
                    Name:  Donald P. Fay
                    Title: Executive Vice President and Secretary


                               Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          IOM HEALTH SYSTEM, L.P.

                    By:   QHG of Indiana, Inc., its General Partner

                    By:   /s/ Donald P. Fay
                          ---------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Secretary



                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          LONGVIEW MEDICAL CENTER, L.P.

                    By:   Regional Hospital of Longview, LLC, its General
                          Partner

                    By:   /s/ Donald P. Fay
                          ----------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          SAN ANGELO HOSPITAL, L.P.

                    By:   San Angelo Community Medical Center, LLC,
                           its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          SAN LEANDRO HOSPITAL, L.P.

                    By:   San Leandro Medical Center, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          --------------------------------------------
                          Name:  Donald P. Fay
                          Title:  Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          SILSBEE DOCTORS HOSPITAL, L.P.

                    By:   Silsbee Medical Center, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          TERRELL HOSPITAL, L.P.

                    By:   Terrell Medical Center, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          TRIAD CORPORATE SERVICES, LIMITED PARTNERSHIP

                    By:   Triad CSGP, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:         TRIAD HEALTHCARE SYSTEM OF PHOENIX, LIMITED
                    PARTNERSHIP

                    By:   Triad of Phoenix, Inc., its General Partner

                    By:   /s/ Donald P. Fay
                          ---------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Secretary

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          PACIFIC EAST DIVISION OFFICE, L.P.

                    By:   Triad Texas, LLC, its General Partner

                    By:   /s/ Donald P. Foy
                          -------------------------------------
                          Name:   Donald P. Foy
                          Title:  Executive Vice President and Secretary

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

          IN WITNESS WHEREOF, each of the following parties hereto has caused a counterpart of this Guaranty Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

GUARANTOR:          PHYSICIANS AND SURGEONS HOSPITAL OF ALICE, LP

                    By:   Alice Hospital, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          BEAUMONT MEDICAL CENTER, L.P.

                    By:   Beaumont Regional, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          BRAZOS VALLEY OF TEXAS, L.P.

                    By:   Brazos Valley Surgical Center, LLC, its General
                           Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          BROWNWOOD HOSPITAL, L.P.

                    By:   Brownwood Medical Center, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          ----------------------------------------------
                          Name:  Donald P. Fay
                          Title:    Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          COLLEGE STATION HOSPITAL, L.P.

                    By:   College Station Medical Center, LLC, its General
                           Partner

                    By:   /s/ Donald P. Fay
                          ----------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          CRESTWOOD HEALTHCARE, L.P.

                    By:   Crestwood Hospital & Nursing Home, Inc.,
                           its General Partner

                    By:   /s/ Donald P. Fay
                          ---------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Secretary

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          VICTORIA OF TEXAS, L.P.

                    By:   DeTar Hospital, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          LAREDO HOSPITAL, L.P.

                    By:   Doctors of Laredo, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          DALLAS PHYSICIAN PRACTICE, L.P.

                    By:   DPW Physerv, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          GULF COAST HOSPITAL, L.P.

                    By:   Gulf Coast Medical Center, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          HDP WOODLAND HEIGHTS, L.P.

                    By:   HDP Woodland Property, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          SAN DIEGO HOSPITAL, L.P.

                    By:   Mission Bay Memorial Hospital, LLC, its General
                           Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          NAVARRO HOSPITAL, L.P.

                    By:   Navarro Regional, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          PALM DRIVE HOSPITAL, L.P.

                    By:   Palm Drive Medical Center, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          PAMPA HOSPITAL, L.P.

                    By:   Pampa Medical Center, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          PANHANDLE SURGICAL HOSPITAL, L.P.

                    By:   Panhandle Medical Center, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          MCI PANHANDLE SURGICAL, L.P.

                    By:   Panhandle Property, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          QHG GEORGIA, L.P.

                    By:   QHG Georgia Holdings, Inc., its General Partner

                    By:   /s/ Donald P. Fay
                          ---------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Secretary

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          TRIAD-DENTON HOSPITAL, L.P.

                    By:   Triad-Denton Hospital GP, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          ----------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          WEST ANAHEIM HOSPITAL, L.P.

                    By:   West Anaheim Medical Center, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          PINEY WOODS HEALTHCARE SYSTEM, L.P.

                    By:   Woodland Heights Medical Center, LLC,
                           its General Partner

                    By:   /s/ Donald P. Fay
                          -------------------------------------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

GUARANTOR:          SHERMAN HOSPITAL, L.P.

                    By:   Sherman Medical Center, LLC, its General Partner

                    By:   /s/ Donald P. Fay
                          -----------------
                          Name:  Donald P. Fay
                          Title: Executive Vice President and Manager

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    BANK OF AMERICA, N.A.,
                     as Administrative Agent

                    By:   /s/ Kevin Wagley
                          -------------------
                          Name:  Kevin Wagley
                          Title: Principal

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    ARCHIMEDES FUNDING III, LTD.

                    By:   ING Capital Advisors LLC,
                           as Collateral Manager

                    By:   /s/ Jonathan David
                          ---------------------
                          Name:  Jonathan David
                          Title: Vice President


                    ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                    By:   ING Capital Advisors LLC,
                           as Collateral Manager

                    By:   /s/ Jonathan David
                          ---------------------
                          Name:  Jonathan David
                          Title: Vice President


                    NEMEAN CLO, LTD.

                    By:   ING Capital Advisors LLC,
                           as Investment Manager

                    By:   /s/ Jonathan David
                          ---------------------
                          Name:  Jonathan David
                          Title: Vice President

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    SEQUILS-ING I (HBDGM), LTD.

                    By:   ING Capital Advisors LLC,
                           as Collateral Manager

                    By:   /s/ Jonathan David
                          ---------------------
                          Name:  Jonathan David
                          Title: Vice President


                    SWISS LIFE US RAINBOW LIMITED

                    By:   ING Capital Advisors LLC,
                           as Investment Manager

                    By:   /s/ Jonathan David
                          ---------------------
                          Name:  Jonathan David
                          Title: Vice President

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    BALANCED HIGH-YIELD FUND II, LTD.

                    By:   ING Capital Advisors LLC,
                           as Asset Manager

                    By:   /s/ Jonathan David
                          ---------------------
                          Name:  Jonathan David
                          Title: Vice President

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    BANK OF AMERICA, N.A.,
                    individually in its capacity as a Lender

                    By:   /s/ Kevin Wagley
                          -------------------
                          Name:  Kevin Wagley
                          Title: Principal

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    THE CHASE MANHATTAN BANK,
                    as Lender

                    By:   /s/ Dawn Lee Lum
                          ---------------------
                          Name:  Dawn Lee Lum
                          Title: Vice President

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    BANK OF OKLAHOMA,
                     as Lender

                    By:   /s/ Heather Williams
                          ---------------------------------
                          Name:  Heather Williams
                          Title: Commercial Lending Officer

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    CITICORP USA, INC., as Lender and Documentation Agent

                    By:   /s/ James J. McCarthy
                          ------------------------
                          Name:  James J. McCarthy
                          Title: Vice President

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    CONTINENTAL CASUALTY COMPANY,
                     as Lender

                    By:   /s/ Richard W. Dubberke
                          --------------------------
                          Name:  Richard W. Dubberke
                          Title: Vice President

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    FIRST UNION NATIONAL BANK, as Lender

                    By:   /s/ Jeanette A. Griffin
                          --------------------------
                          Name:  Jeanette A. Griffin
                          Title: Vice President

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    FLEET NATIONAL BANK, as Lender

                    By:   /s/ Maryann S. Smith
                          -----------------------
                          Name:  Maryann S. Smith
                          Title: Director

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    HARCH CLO I, LTD., as Lender

                    By:   /s/ Michael E. Lewitt
                          ---------------------------
                          Name:  Michael E. Lewitt
                          Title: Authorized Signatory

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                    By:   Indosuez Capital as Portfolio Advisor

                    By:   /s/ Melissa Marano
                          ------------------
                    Name:  Melissa Marano
                    Title:    Vice President


                    INDOSUEZ CAPITAL FUNDING IV, L.P.

                    By:   Indosuez Capital as Portfolio Advisor

                    By:   /s/ Melissa Marano
                          ---------------------
                          Name:  Melissa Marano
                          Title: Vice President


                    INDOSUEZ CAPITAL FUNDING IV, LIMITED

                    By:   Indosuez Capital as Collateral Manager

                    By:   /s/ Melissa Marano
                          ---------------------
                          Name:  Melissa Marano
                          Title: Vice President

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                    KZH CNC LLC, as Lender

                    By:   /s/ Susan Lee
                          -----------------------
                          Name:  Susan Lee
                          Title: Authorized Agent

                              Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH CRESCENT LLC, as Lender

                              By:   /s/ Susan Lee
                                    -----------------------------
                                    Name:   Susan Lee
                                    Title:  Authorized Agent

































                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH CRESCENT-3 LLC, as Lender



                              By:   /s/ Susan Lee
                                    -----------------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent































                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH CYPRESS TREE-1 LLC, as Lender


                              By:   /s/ Susan Lee
                                    ----------------------------------
                                    Name:  Susan Lee
                                   Title:    Authorized Agent































                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH ING-1 LLC, as Lender


                              By:   /s/ Susan Lee
                                    ----------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent































                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH ING-2 LLC, as Lender


                                    By:   /s/ Susan Lee
                                           ------------------------------
                                           Name:  Susan Lee
                                           Title: Authorized Agent





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH ING-3 LLC, as Lender


                              By:   /s/ Susan Lee
                                    -----------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent






























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH LANGDALE LLC, as Lender


                              By:   /s/ Susan Lee
                                    ------------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH PONDVIEW LLC, as Lender


                              By:   /s/ Susan Lee
                                    ---------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH RIVERSIDE LLC, as Lender


                              By:   /s/ Susan Lee
                                    --------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH SHOSHONE LLC, as Lender


                              By:   /s/ Susan Lee
                                    -----------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH SOLEIL LLC, as Lender


                              By:   /s/ Susan Lee
                                    -----------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent






























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH SOLEIL-2 LLC, as Lender


                              By:   /s/ Susan Lee
                                    ----------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              KZH STERLING LLC, as Lender


                              By:   /s/ Susan Lee
                                    -------------------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent






























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                    KZH WATERSIDE LLC, as Lender


                              By:   /s/ Susan Lee
                                    -----------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              LIBERTY - STEIN ROE ADVISOR FLOATING RATE
                                 ADVANTAGE FUND


                              By:   Stein Roe & Farnham Incorporated, as Advisor



                              By:  /s/ James R. Fellows
                                   -------------------------------------------
                                   Name:  James R. Fellows
                                   Title: Sr. Vice President & Portfolio Manager





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              MERRILL LYNCH CAPITAL CORPORATION,
                                individually in its capacity as a Lender



                              By:   /s/ Carol J.E. Feeley
                                    --------------------------------------
                                    Name:  Carol J.E. Feeley
                                    Title: Vice President





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              MUIRFIELD TRADING LLC, as Lender


                              By:   /s/ Ann E. Morris
                                    -------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Assist. Vice President





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              OCTAGON INVESTMENT PARTNERS III, LTD.


                              By:   Octagon Credit Investors, LLC,
                                    as Portfolio Manager, as Lender



                              By:   /s/ Andrew D. Gordon
                                    -------------------------------------
                                    Name:  Andrew D. Gordon
                                    Title: Portfolio Manager





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              OCTAGON INVESTMENT PARTNERS IV, LTD.


                              By:   Octagon Credit Investors, LLC,
                                     as Collateral Manager, as Lender


                              By:   /s/ Andrew D. Gordon
                                    -------------------------------------
                                    Name:  Andrew D. Gordon
                                    Title: Portfolio Manager





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              OCTAGON INVESTMENT PARTNERS II, LTD.


                              By:   Octagon Credit Investors, LLC,
                                     as Sub-investment Manager, as Lender


                              By:   /s/ Andrew D. Gordon
                                    -------------------------------------
                                    Name:  Andrew D. Gordon
                                    Title: Portfolio Manager





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              OAK HILL SECURITIES FUND, L.P.


                              By:   Oak Hill Securities GenPar, L.P.,
                                     its General Partner

                              By:   Oak Hill Securities MGP, Inc.,
                                     its General Partner


                              By:   /s/ Scott D. Krase
                                    ----------------------------------
                                    Name:  Scott D. Krase
                                    Title: Vice President





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              OAK HILL SECURITIES FUND II, L.P.


                              By:   Oak Hill Securities GenPar II, L.P.,
                                     its General Partner

                              By:   Oak Hill Securities MGP II, Inc.,
                                     its General Partner



                              By:   /s/ Scott D. Krase
                                    ----------------------------------
                              Name:  Scott D. Krase
                              Title: Vice President





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              OAK HILL CREDIT PARTNERS I, LIMITED


                              By:   Oak Hill CLO Management, LLC, its
                                     Investment Manager

                              By:   /s/ Scott D. Krase
                                    -----------------------------------
                                    Name:  Scott D. Krase
                                    Title: Vice President





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              OLYMPIC FUNDING TRUST, SERIES 1999-1, as Lender


                              By:   /s/ Ann E. Morris
                                    -----------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Authorized Agent





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              PINEHURST TRADING, INC., as Lender


                              By:   /s/ Ann E. Morris
                                    -------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Assistant Vice President





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              RIVIERA FUNDING, LLC, as Lender


                              By:   /s/ Ann E. Morris
                                    -------------------------------------
                                    Name:  Ann E. Morris
                                    Title: Assistant Vice President





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              SANKATY ADVISORS, INC., as Collateral Manager for
                                Brant Point CBO 1999-1, LTD., as Term Lender


                              By:   /s/ Diane J. Exter
                                    ------------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              SANKATY ADVISORS, LLC, as Collateral Manager for
                                Great Point CLO 1999-1 LTD., as Term Lender



                              By:   /s/ Diane J. Exter
                                    -------------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              SANKATY HIGH YIELD PARTNERS II, L.P.


                              By:   /s/ Diane J. Exter
                                    -----------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              SANKATY HIGH YIELD PARTNERS III, L.P.


                              By:   /s/ Diane J. Exter
                                    -------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              SCOTIA BANC INC., as Lender


                              By:   /s/ W.J. Brown
                                    -----------------------------
                                    Name:  W.J. Brown
                                    Title: Managing Director





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              LENDER
                              ------


                              SEQUILS IV, LTD.


                              By:  TCW Advisors, Inc., as its Collateral Manager


                              By:  /s/ Mark L. Gold
                                   -----------------------------------------
                                   Name:  Mark L. Gold
                                   Title: Managing Director


                              By:  /s/ Jonathan I. Berg
                                   -----------------------------------------
                                   Name:  Jonathan I. Berg
                                   Title:   Assistant Vice President




















                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              SCUDDER FLOATING RATE FUND, as Lender


                              By:   /s/ Kenneth Weber
                                    -----------------------------------
                                    Name:  Kenneth Weber
                                    Title: Senior Vice President





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                    STEIN ROE & FARNHAM CLO I Ltd.

                    By:   Stein Roe & Farnham Incorporated, as Portfolio Manager



                    By:   /s/ James R. Fellows
                          --------------------
                          Name:  James R. Fellows
                          Title: Sr. Vice President and Portfolio Manager






















                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              STEIN ROE FLOATING RATE LIMITED LIABILITY
                               COMPANY


                              By:   /s/ James R. Fellows
                                    -------------------------------------
                                    Name:  James R. Fellows
                                    Title: Senior Vice President




























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              SUNTRUST BANK, as Lender


                              By:   /s/ Mark D. Mattson
                                    ----------------------------------
                                    Name:  Mark D. Mattson
                                    Title: Director





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              TEXTRON FINANCIAL CORPORATION, as Lender


                              By:   /s/ Stuart M. Schulman
                                    ------------------------------------
                                    Name:  Stuart M. Schulman
                                    Title: Managing Director





























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              LENDER
                              ------

                              TCW SELECT LOAN FUND, LIMITED

                              By:  TCW Advisors, Inc., as its Collateral Manager


                              By:   /s/ Mark L. Gold
                                    -------------------------------------------
                                    Name:  Mark L. Gold
                                    Title: Managing Director


                              By:   /s/ Jonathan I. Berg
                                    ------------------------------------------
                                    Name:  Jonathan I. Berg
                                    Title: Assistant Vice President
























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              TORONTO DOMINION (NEW YORK) INC.


                              By:   /s/ Dana Schwalie
                                    -------------------------------------
                                    Name:  Dana Schwalie
                                    Title: Vice President

























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              WINGED FOOT FUNDING TRUST, as Lender


                              By:   /s/ Anne E. Morris
                                    ---------------------------------
                                    Name:  Anne E. Morris
                                    Title: Authorized Agent



























                               Signature Page to
                      Amendment No. 2 to Credit Agreement

                              UBS AG, STAMFORD BRANCH, as Lender


                              By:   /s/ Renata Jacobson
                                    -------------------------------------
                                    Name:  Renata Jacobson
                                    Title: Director



                              By:   /s/ Deborah L. White
                                    -------------------------------------
                                    Name:  Deborah L. White
                                    Title: Director



















                               Signature Page to
                      Amendment No. 2 to Credit Agreement